EXHIBIT 99.1

CERTIFICATIONS

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth P. Wilcox, certify, that to my knowledge, the Quarterly Report of Silicon Valley Bancshares on Form 10-Q for the quarterly period ended March 31, 2003, (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Silicon Valley Bancshares.

Date: May 13, 2003	/s/ Kenneth P. Wilcox
Kenneth P. Wilcox
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lauren Friedman, certify, that to my knowledge, the Quarterly Report of Silicon Valley Bancshares on Form 10-Q for the quarterly period ended March 31, 2003, (i) fully complies with therequirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that the information contained in such Form 10-Q fairly presents in all material respects the financialcondition and results of operations of Silicon Valley Bancshares.

Date: May 13, 2003	/s/ Lauren Friedman
Lauren Friedman
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Silicon Valley Bancshares and will be retained by Silicon Valley Bancshares and furnished to the Securities and Exchange Commission or its staff upon request.